UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K
                                   --------

                                CURRENT REPORT
                                --------------
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported):     January 10, 2002
                                                       ----------------


                         ANNTAYLOR STORES CORPORATION
                         ----------------------------
            (Exact name of registrant as specified in its charter)


     Delaware                           1-10738                  13-3499319
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
of  Incorporation)                                           Identification No.)


                             142 West 57th Street
                           New York, New York 10019
                           ------------------------
  (Address, including Zip Code, of Registrants' Principal Executive Offices)


                                (212) 541-3300
                                --------------
             (Registrant's Telephone Number, Including Area Code)


                                ANNTAYLOR, INC.
                                ---------------
            (Exact name of registrant as specified in its charter)


        Delaware                      1-11980                    51-0297083
--------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
of Incorporation)                                            Identification No.)


                             142 West 57th Street
                           New York, New York 10019
                           ------------------------
  (Address, including Zip Code, of Registrants' Principal Executive Offices)


                                (212) 541-3300
                                --------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
                                --------------
                 (Former Names or Former Addresses, if Changed
                              Since Last Report)

This combined Form 8-K is separately filed by each of AnnTaylor Stores Corporation and AnnTaylor, Inc. The information contained herein relating to each individual registrant is filed by such registrant on its own behalf.

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     AnnTaylor Stores Corporation (the "Company") issued a Press Release, dated January 10, 2002, announcing December sales results and a $17 million charge. A copy of the Press Release is appended to this report as Exhibit 99.1 and is incorporated herein by reference. The Company also announced in the Press Release an amendment to AnnTaylor, Inc.'s existing senior secured revolving credit facility (the "Credit Facility"). A copy of the amendment to the Credit Facility is appended to this report as Exhibit 10.1 and is incorporated herein by reference. Any information set forth herein is qualified in its entirety by reference to the attached Exhibits.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

       (c)    Exhibits.

              10.1 Amendment No. 1 to the Credit Agreement, dated as of December 20, 2001, by and among AnnTaylor, Inc., the Guarantors and Bank of America, N.A., as Administrative Agent for each of the Lenders pursuant to the Credit Agreement.

              99.1   Press Release issued by the Company on January 10, 2002.



                                  SIGNATURES
                                  ----------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                          ANNTAYLOR STORES CORPORATION

                                          By:    /s/  Barry Erdos
                                             ----------------------------------
                                                      Barry Erdos
Date:  January 10, 2002                        Senior Executive Vice President,
                                                  Chief Operating Officer



                                          ANNTAYLOR, INC.

                                          By:    /s/ Barry Erdos
                                             ----------------------------------
                                                     Barry Erdos
Date:  January 10, 2002                        Senior Executive Vice President,
                                                  Chief Operating Officer




                                    Page 2

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


                                 EXHIBIT INDEX


Exhibit No.                          Description

---------------------------------------------------------
10.1 Amendment No. 1 to the Credit Agreement, dated as of December 20, 2001, by and among AnnTaylor, Inc., the Guarantors and Bank of
          America, N.A., as Administrative Agent for each of the Lenders pursuant to the Credit Agreement.


99.1      Press Release issued by the Company on January
          10, 2002.




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